                                                             EXHIBIT 10.36

                    DATED 6th November, 1996
                    ------------------------




                             REPORT





                      SECOND FLOOR OFFICES
                  SOLAR HOUSE FIELDHOUSE LANE
              GLOBE PARK, MARLOW, BUCKINGHAMSHIRE







                  Hobson Audley Hopkins & Wood
                        7 Pilgrim Street
                        London EC4V 6DR

                           MJH/INNB40
                            05.1l.96
                           [HA 38534]

1.     THE PROPERTY

The property comprises the leasehold interest in the premises known as Second floor, Solar House, Fieldhouse Lane, Globe Park, Marlow, Buckinghamshire ("the property"), shown on the plan numbered one annexed to this Report. This plan is taken from the Lease.

2.     THE CONTRACT

The Contract is governed by the standard Conditions of Sale (3rd Edition). We confirm that the Contract has been drawn in comprehensive and equitable form which properly protects the interests of both parties

The following terms should be noted:

2.1 The Contract obliges both parties to complete the Lease within seven working days after the Contract becomes unconditional.

2.2. The Contract is conditional upon the superior landlord's consent being granted and also the parties obtaining a court order to exclude the security of tenure provisions of the Landlord and Tenant Act 1954. When both the consent and court order have been obtained the contract becomes unconditional.

2.3 There is a long stop date of three months from the date of the Contract and if the superior landlord's consent and the court order are not obtained within this period then either party can rescind the Contract.

2.4 The Contract allows you to occupy the demised premises as licensee at will from the date of exchange until the Lease is formally completed. Your occupation will be on the same terms as the Lease but can be brought to an end at any time by the landlord.

2.5 You will also be entitled to carry out your fitting out works whilst you occupy as licensee provided that they have been previously approved in writing by the landlord.

3.   THE TITLE

As Seagate are only granting you a lease for three years they are not obliged to deduce title to the property although we confirm that we have been provided with a copy of the lease under which they hold Solar House which is dated 31st May 1990 and made between AMEC Properties Limited (1) and Seagate Technology Inc (2) ("the Headlease"). AMEC's interest is now vested in The Prudential Insurance Company. We have not, however, been provided with a copy of the lease under which Prudential hold the development.

4.   THE LEASE

The Lease is an underlease and as such follows very closely the form of the Headlease. A summary of the main provisions of the Lease together with the agreed form of Lease are given in Appendix 1. Please note that not all the obligations under the Lease are repeated. We have merely tried to summarise the most important provisions.

5.   PLANNING & LOCAL SEARCH INFORMATION

We have obtained a personal local authority search through ICC Site Search Limited which is dated 30th October 1996. The results of the search reveal the following salient entries.

5.1 The property falls within the administrative district of Wycombe District Council.

5.2 The foul drainage is connected to the public foul water sewer. The property is not, however, connected to the public service water sewer.

5.3  Fieldhouse Lane is maintained at public expense.

5.4  The property is located within an employment area.

5.5 It appears that Solar House was erected pursuant to a Planning Permission W/88/6223 which authorised the redevelopment of the site and construction of two buildings for B1 business use together with associated parking.

The search does not, in other respects, reveal anything adverse.

6.   FIRE CERTIFICATE

A Fire Certificate will be required in respect of the property due to the number of employees that it will house.

You should also obtain confirmation from the Fire Officer that your fitting out works comply in all respects with fire precaution requirements.

7.   DELETERIOUS MATERIALS

The Vendor has provided no warranties concerning the use of non-deleterious materials but in view of the short term nature of the letting and the fact that the service charge is capped we do not consider this a cause of concern.

8.   ENVIRONMENTAL LIABILITY

No information has been provided by the landlord's solicitors. Again, in view of the short term nature of the letting we do not consider that an environmental audit is necessary.

9.   REPLIES TO ENQUIRIES

The replies reveal very little information and the information given does not appear to be adverse. The following points should be noted:

9.1 No information has been provided in respect of rates or any other outgoings. Please let us know if you require us to make further enquiries.

9.2  Seagate give no warranty as to the condition of the property.

9.3 Seagate has received no notices of any breach of the terms of its lease or of any of the conditions attached to the planning permission referred to in paragraph 5.5 above.

9.4 The central heating was installed when the building was erected approximately 8 years ago and is regularly serviced under a maintenance contract.

9.5  The telephones will be removed.

9.6 The Superior Landlord is The Prudential Insurance Company Limited and the freehold reversioner is believed to be Wycombe District Council.

9.7  We have not been provided with any insurance information.

9.8  Limited service charge information has been provided.

Copies of the replies to enquiries are attached at Appendix 2. Please note that the red edging on Plan 1 attached to the replies to enquiries is incorrect. The extent of the property to be let to you is shown on the Plan numbered 2 annexed to this report.

10.  WORKS

10.1 The Contract provides that you are permitted to carry out your fitting out works.

10.2 We have negotiated that you will not be obliged to reinstate the existing partitioning that you intend to remove. You will, however, be obliged to take down the existing parkhousing carefully and store it until the end of the Term and then release it to Seagate. You are also obliged to remove the new partitioning that you install, if required.

10.3 The erection of the microwave dishes requires the consent of both Seagate and the Prudential which have both been obtained in principle. You are permitted to put up the dishes before a formal licence has been obtained provided that you sign the letter of indemnity which provides that the works are carried out at your own risk and that you will enter into a licence of alterations in a form reasonably required by Prudential. You are also liable to remove the dishes within 7 days of being required to.

10.4 With regard to the dishes required at Medina House, we confirm that a licence to erect the dishes will be required from your Landlord's YJ Lovell (Holdings) Limited and that this has been applied for. As you are aware such a licence may take a number of weeks. We would recommend that you discuss the situation with us if you need to erect the dishes before such a licence is available.

10.5 You are obliged to obtain the necessary planning and building regulations consents in respect of the dishes.

11.  CONCLUSION

Subject to the points mentioned in this report we confirm that the terms of the Lease and Contract are acceptable.


Dated the 6th day of November, 1996


                         /s/Hobson Audley Hopkins & Wood
                         -------------------------------
                          HOBSON AUDLEY HOPKINS & WOOD

                           THE PLANS REFERRED TO:
                           ---------------------

                              SECOND FLOOR OFFICES
                          SOLAR HOUSE FIELD HOUSE LANE
                      GLOBE PARK, MARLOW, BUCKINGHAMSHIRE

                                  [FLOOR PLAN]

                                                                          PLAN 1

                                  LOCATION MAP
                          SOLAR HOUSE FIELD HOUSE LANE
                      GLOBE PARK, MARLOW, BUCKINGHAMSHIRE

                                  [FLOOR PLAN]

                                  APPENDIX 1:
                                  ----------

                                 LEASE SUMMARY

1.     PROPERTY:                            Second Floor, Solar House, Fieldhouse Lane,
                                            Globe Park, Marlow, Buckinghamshire. A full
                                            definition is provided at the end of this
                                            summary.

2.     LANDLORD:                            Seagate Technology Inc

3.     TENANT:                              Innovex Holdings Limited

4.     SUPERIOR LANDLORD:                   The Prudential Insurance Company. Their
                                            development is shown edged blue on the plan
                                            numbered 2 annexed to this report.

5.     TERM:                                3 years commencing on 1st November 1996
                                            and expiring on 31st October 1999

6.     RENT:                                L 92,300 per annum + VAT

7.     RENT REVIEW:                         None

8.     PAYMENT DATES:                       Quarterly in advance on the usual quarter
                                            days.

9.     TENANT'S PERCENTAGE:                 14.9%. It is the ratio that the net internal area
                                            of the Demised Premises bears to the net
                                            internal area of the building (Solar House)
                                            and is to be determined by the landlord's
                                            appointed surveyor in case of dispute.

10.    BREAK CLAUSE:                        None.

11.    RATES:                               Paid by Tenant.

12.    SECURITY OF TENURE:                  No

TENANT'S COVENANTS

1.     RENT:                                To pay the rent on the usual quarter days
                                            without any deduction. Rent and other
                                            outgoings are payable from 1st November
                                            1996.

2.     OUTGOINGS:                           To pay all outgoings and other charges
                                            relating to the property including the Tenant's
                                            Percentage of all payments as may be
                                            assessed, charged or payable in respect of the
                                            building.

                                      -1-

3.     SERVICE CHARGE:                      To pay the Tenant's Percentage of the cost
                                            incurred by the Landlord in providing the
                                            Services and also the Tenant's Percentage of
                                            the amount paid by the Landlord for services
                                            under the Superior Lease. Payments are
                                            subject to a cap of L 4.00 per square foot. (i.e.
                                            L 14,045 per annum). Service charge is subject
                                            to VAT.

                                            The Tenant is liable for all the costs incurred
                                            by the Landlord in lighting and cleaning the toilets
                                            on the second floor and providing hot water to them.

4.     REPAIRS AND DECORATION               The tenant is responsible for keeping the
                                            property in good and substantial repair and
                                            condition. In addition the tenant is
                                            responsible for redecorating the Property in
                                            the last 6 months of the term.  However there
                                            is no obligation to replace ceiling tiles or the
                                            carpet.

5.     ALTERNATIONS/IMPROVEMENTS            Alterations or additions to the property are
                                            prohibited. However, the tenant may with
                                            the prior written consent of the landlord
                                            which is not to be unreasonably withheld or
                                            delayed make non structural internal
                                            alterations or additions and install internal
                                            demountable partitions.

                                            The tenant is responsible for supplying the
                                            landlord with full specifications and
                                            drawings. The landlord can withhold its
                                            consent until such time as the tenant obtains
                                            confirmation that any such proposed
                                            partitioning conforms to the requirements of
                                            local fire officers.

                                            The landlord can insist on reinstatement.

6.     USER:                                Only for uses within Class B1 of the Town and
                                            Country Planning (Use Classes) Order 1987.
                                            This covers (a) office use (other than for
                                            financial and professional services)
                                            (b) research and development or (c) any
                                            industrial process which can be carried out in
                                            any residential area without detriment to the
                                            amenity of that area.

7.    ALIENATION                            Any dealing with part only of the property is
                                            prohibited.

                                            Underletting of the whole is prohibited.

                                            Assignment of the whole is permitted
                                            provided that the prior written
                                            consent of the landlord is obtained
                                            (such consent not to be unreasonably
                                            withheld or delayed).

                                            The landlord can reasonably withhold its
                                            consent if at the date of the application
                                            the tenant is in breach of its covenants
                                            under the lease or if the proposed assignee
                                            is not in the landlord's reasonable opinion
                                            of sound financial standing and capable of
                                            performing the tenant's covenants under the
                                            lease or if the landlord reasonably believes
                                            that the assignment would adversely affect
                                            its interest in Solar House. In addition, the
                                            assignee is to be a limited company whose annual
                                            profits before tax in each of the three years
                                            prior to the application for assignment
                                            exceeds 3 times the annual rent.

                                            The landlord can on all occasions require the
                                            tenant to guarantee the proposed assignee's
                                            obligations and where reasonable it can request
                                            the assignee to enter into a rent deposit deed
                                            or to provide a guarantor.

                                            In addition a proposed assignee must enter into
                                            a direct deed of covenant with the landlord.

                                            Notice of any assignment must be given
                                            within one calendar month.

                                            The tenant may share occupation with any
                                            subsidiary or holding company of the tenant.

8.     REGULATIONS:                         The tenant must observe any reasonable regulations
                                            stipulated by the landlord.

9.     SUPERIOR LEASE:                      The tenant must not do anything which might
                                            cause the landlord to be in breach of the terms
                                            of the superior lease dated 31st May 1990 and
                                            made between the Superior Landlord (1) and
                                            the Landlord (2). The form of the lease
                                            follows the superior lease and performance of
                                            the covenants in the lease will not be a breach
                                            of any covenants in the superior lease.

LANDLORD'S COVENANTS
1.     SUPERIOR LEASE                       To pay the rents reserved by the Superior
                                            Lease and to perform the lessee's covenants
                                            thereunder and to use all reasonable
                                            endeavours to procure that the superior
                                            landlord observes and performs its covenants
                                            in the Superior Lease subject to the tenant
                                            bearing the Tenant's Percentage of the
                                            landlord's costs thereby incurred.

2.     SERVICES                             To use its reasonable endeavours in an
                                            efficient manner and in accordance with the
                                            principals of good estate management unless
                                            so prevented by an event beyond its control
                                            and (subject to the tenant paying the service
                                            charge) to provide:

                                            (a)   Air conditioning.

                                            (b)   Cold water to the toilets and
                                                  washroom facilities on the second
                                                  floor of the building and hot
                                                  water during normal office working
                                                  hours from 8.00 a.m. to 6.00 p.m.

                                            (c)   To keep the halls and passages leading
                                                  to the demised premises and toilet and
                                                  washroom facilities on the second floor
                                                  of the building reasonably clean and lit
                                                  during normal office working hours.

                                            (d)   To keep the conducting media within
                                                  the building in good and substantial
                                                  repair.

3.     SUPERIOR LEASE SERVICE CHARGE        The landlord is obliged to supply to the tenant
       ACCOUNTS                             within fourteen days of receiving the same
                                            copies of such accounts together with copies
                                            of any written estimates.

4      SERVICE CHARGE ACCOUNTS              The landlord is obliged to and to make
                                            available any receipts and vouchers for
                                            inspection and to provide accounts for each
                                            service charge year.

INSURANCE                                   The superior landlord is obliged to insure the
                                            building and the tenant is liable to repay to
                                            the landlord the Tenant's Percentage of the cost.

                                            The landlord is obliged to insure plate glass within
                                            the building and again the tenant is obliged to pay
                                            to the landlord the Tenant's Percentage of the cost.

                                            If the property or any part or access to it is damaged
                                            or destroyed by an insured risk and the superior
                                            landlord's insurance policy has not been vitiated
                                            the rent is suspended until the damage is remedied or the
                                            end of the lease whichever is the sooner.

                                            If insurance money is refused due to an act or default of
                                            the tenant the tenant is responsible for repaying to the
                                            landlord the cost (or a fair proportion as the
                                            case may be) of rebuilding and reinstating the building.

RE-ENTRY                                    (a)    If the rent is unpaid for 21 days; or

                                            (b)    any of the tenant's covenants are not
                                                   performed; or

                                            (c)    there is an insolvency event (as
                                                   defined on page 49 of the lease); or

                                            (d)    the tenant's re-registers with unlimited
                                                   liability or reduces its capital or is
                                                   struck off the register of companies; or

                                            (e)    distress is levied on any of the tenant's
                                                   goods at the property; or

                                            (f)    either of (c) or (d) happen in relation to
                                                   a surety

                                                   then the landlord can lawfully re-enter
                                                   the property.

SERVICES UNDER SUPERIOR LEASE               (a)    To light, clean, drain, repair and
                                                   maintain in good condition and free
                                                   from rubbish and litter and from time
                                                   to time resurface or renew the common
                                                   areas and all roads, footpaths, lawns,
                                                   trees, gardens and landscaped amenity
                                                   areas.

                                            (b)    To clean, repair and maintain in good
                                                   working order all conducting media that
                                                   are laid from time to time under the common
                                                   areas.

                                            (c)    To pay all outgoings in respect of the common
                                                   areas.

                                            (d)    To insure the common areas.

                                            (e)    To manage the common areas.

                                            The Tenant is responsible for paying the Tenant's
                                            Percentage of the costs to the Landlord for such items.



SERVICES UNDER THE LEASE                    (a)    Provision of air conditioning in the building.

                                            (b)    Keeping halls and passages in the building clean and lit.

                                            (c)    Repairing, maintaining, renewing and cleaning
                                                   the conducting media within the building and
                                                   the plant within the building.

                                            (d)    Providing security.

                                            (e)    Insurance which the landlord may reasonably deem
                                                   prudent in connection with any services.

                                            (f)    Employing agent's contractors etc.

                                            (g)    Procuring the supply of gas, water and
                                                   electricity for the use of air conditioning
                                                   and central heating.

                                            (h)    providing hot and cold water to the water outlets
                                                   in the Building.

  RIGHTS AND RESERVATIONS                   1.     Rights

                                            (a)    to use the car parking spaces shown edged green
                                                   on the plan numbered 2 annexed to this report or
                                                   such other spaces that the landlord may be allocated
                                                   under the Headlease.

                                            (b)    to use the entrance halls and passages within
                                                   the Building and also the toilets and washroom
                                                   facilities on the first and second floors.

                                            (c)    right of passage of services through the
                                                   conducting media within the Building and
                                                   Common Areas.

                                            (d)    right of support.

                                            (e)    right to use Common Areas.

                                            2.     Reservations

                                            (a)    support.

                                            (b)    right of passage of services through
                                                   the conducting media within the property.

                                            (c)    right to alter any other property of the
                                                   Landlord.

                                            (d)    rights of entry upon the property for the purposes
                                                   mentioned in the lease.

DEMISED PREMISES                            A full definition is provided on the first schedule to
                                            the lease. It is recommended that this is read carefully.
                                            You will note that the demised premises comprise the second floor and the internal finishes but not the main structure.

                        DATED                          1996
                        -----------------------------------

                         (1)     SEAGATE TECHNOLOGY INC.

                         (2)     INNOVEX HOLDINGS LIMITED





                 ---------------------------------------------
                   Counterpart

                                   UNDERLEASE

                           relating to second floor of
                          Solar House, Fieldhouse Lane,
                             Marlow, Buckinghamshire

                     Term:  Commencing on 1st November 1996
                            expiring on 31 October 1999

                     Rent:  L 92,300 pa
                 ---------------------------------------------


                                Baker & McKenzie
                             100 New Bridge Street
                                 London EC4V 6JA

                               Tel: 0171-919 1000
                               Fax: 0171-919 1999

                                  Ref: MDS/JFM

                                   CONTENTS

Clause                                                                         Page
------                                                                         ----

1.   Preliminary .................................................................1

     1.1      Definitions ........................................................1
     1.2      Gender .............................................................5
     1.3      Number..............................................................5
     1.4      Obligations ........................................................5
     1.5      Statutory References ...............................................5
     1.6      Covenants by the Tenant ............................................5

2.   Demise Habendum and Reddendum ...............................................6

3.   Tenant's Covenants ..........................................................7

     3.1      Pay Rents ..........................................................7
     3.2      Discharge Outgoings and Pay for Services ...........................8
     3.3      Value Added Tax ...................................................11
     3.4      Observance of Statutory Requirements ..............................12
     3.5      Fire Precautions ..................................................13
     3.6      Repair ............................................................13
     3.7      Decoration and Maintenance ........................................14
     3.8      Rubbish and Appearance ............................................16
     3.9      Matters Prejudicial to the Demised Premises .......................17
     3.10     Improvements and Alterations ......................................19
     3.11     Signs and Erections ...............................................21
     3.12     Planning ..........................................................21
     3.13     Inspection and Remedial Works .....................................24
     3.14     User ..............................................................26
     3.15     Assignment and Underletting .......................................27
     3.16     Facilitate Landlord's Dealings with the Demised Premises ..........33
     3.17     Landlord's Access to the Demised Premises .........................34
     3.18     Provision of Information to the Landlord ..........................35
     3.19     Payment of Fees and Expenses ......................................36
     3.20     Substitution of Surety ............................................37
     3.21     Indemnities .......................................................38
     3.22     Yield Up ..........................................................40
     3.23     Regulations .......................................................41
     3.24     Superior Lease ....................................................41

4.   Landlord's Covenants .......................................................41

     4.1      Quiet enjoyment ...................................................41

5.   Insurance ..................................................................45

     5.1 Information regarding cover ............................................45
     5.2 Suspension of Rent on Occurrence of Insured Risk .......................45
     5.3 Access for reinstatement ...............................................46
     5.4 Tenant not to Prejudice Insurance ......................................46
     5.5 Re-building if Insurance Money Irrecoverable ...........................46
     5.6 Tenant's User and Insurance - To Pay Costs .............................47
     5.8 Tenant's Insurances ....................................................48

6.   No Liability ...............................................................48

7.   Provisos ...................................................................48

     7.1 Re-Entry ...............................................................49
     7.2 Distress ...............................................................51
     7.3 Formal Licences ........................................................51
     7.4 Resolution of Differences ..............................................52
     7.6 Tenant's Goods Left in Premises ........................................52
     7.7 Service of Notices .....................................................53
     7.8 Exclusion of Implied Easements .........................................53
     7.9 Superior leases ........................................................53
     7.11 No Warranty as to Permitted Use .......................................54
     7.12 Denial of Waiver ......................................................54
     7.13 Exclusion of set off ..................................................55
     7.14 Rights of Access ......................................................55
     7.15 Consents and Approvals ................................................55
     7.16 Exclusion of Landlord and Tenant Act 1954 .............................55

8.   Surety Covenants ...........................................................56

9.   Jurisdiction ...............................................................56

THE FIRST SCHEDULE ..............................................................56
     The Demised Premises .......................................................56

THE SECOND SCHEDULE .............................................................57
     Rights included in the Demise ..............................................57

THE THIRD SCHEDULE ..............................................................59
     Part I .....................................................................59
     Part 11 ....................................................................60

THE FOURTH SCHEDULE .............................................................60
     The Surety's Covenants .....................................................60

THIS UNDERLEASE is made the         day of                   One thousand nine
hundred and ninety-six

BETWEEN:

(1) SEAGATE TECHNOLOGY INC. of 920 Disc Drive, Scotts Valley, California 95066-4544 ("the Landlord" which expression includes the person for the time being entitled to the reversion immediately expectant on the determination of the Term)

2) INNOVEX HOLDINGS LIMITED whose registered office is at Innovex House, Marlow Park, Buckinghamshire SL7 1TB ("the Tenant" which expression includes its successor or successors in title and permitted assigns)

WITNESSETH as follows:

1.   PRELIMINARY


1.1  Definitions


     In these presents:


     "Building"               means the building situate at and known as Solar
                              House Fieldhouse Lane Marlow Buckinghamshire shown for the purposes of identification only edged red on the plan annexed hereto marked "Plan 2";

"the Carparking Spaces"       means those fourteen carparking spaces which are
                              for the purposes of identification only shown edged green on the plan annexed hereto marked
                              "Plan 1" or such other carparking spaces as the Landlord may designate from time to time being either within the Estate or within the car park spaces allocated to the Landlord by the Superior
                              Landlord pursuant to the Superior Lease;

"the Common Areas"            means all parts of the Estate not comprised nor
                              intended to be comprised in any demise to tenants of the buildings constructed thereon and the use whereof is intended to be common to tenants on the Estate;

"the Conducting Media"        means drains sewers pipes wires and cables for the
                              passage and running of water and soil gas electricity telecommunications and other electronic impulses fuel and oil;

"Demised Premises"            means (save where the context otherwise
                              requires) the whole and each and every part of the premises described in the First Schedule hereto and any alterations or additions to the same together with the fixtures and fittings in the nature of landlord's fixtures which are now or at any time hereafter may be affixed to or upon the said premises;

"the Estate"                  means the Superior Landlord's development situate
                              at Fieldhouse Lane Marlow Buckinghamshire as the same is shown edged blue on the plan annexed hereto marked "Plan 2";

"Interest"                    means interest (as well after as before judgment)
                              at that rate which is 4 percentage points above the base rate or its equivalent for the time being in force of Royal Bank of Scotland plc (or if such rate shall no longer be published then such rate as the Landlord shall reasonably consider to be comparable and an appropriate replacement for the same);

"Planning Acts"               means the Town and Country Planning Acts 1971 to
                              1990 the Town and Country Planning (Amendment) Act
                              1977 the Local Government Planning and Land Act
                              1980 the Local Government and Planning (Amendment)
                              Act 1981 the Local Government (Miscellaneous
                              Provisions) Act 1982 and every other statute for the time being in force amending or replacing the same or dealing with planning or related matters or otherwise of a similar nature and every regulation order direction plan instrument permission or ruling made or issued under or deriving validity from any of the same;

"the Plant"                   means all plant and machinery now in or serving
                              the Building (other than tenant's trade plant and machinery) including (without prejudice to the generality of the foregoing) all lifts and lift machinery all air conditioning heating and ventilation plant and machinery all sprinklers and associated Conducting Media all window cleaning plant and machinery all drinking fountains all electrical systems all fire detection and fire prevention systems and all control or monitoring systems and installations (including in each case all associated Conducting Media whether or not exclusively serving the Demised
                              Premises) and together also with all plant and machinery which may from time to time be installed to replace any item of the foregoing;

"the Service Charge Cap"      means in each year of the Term the amount of
                              L 16,052 (sixteen thousand and fifty-two pounds) being the maximum amount of service charge which may be charged to the Tenant in any twelve month period;

"the Superior Landlord"       means Amec Properties Limited or its successor in
                              title for the time being entitled to the reversion immediately expectant upon the determination of the Superior Lease;

"the Superior Lease"          means the superior lease of the Building dated the
                              31st day of May 1990 and made between the Superior
                              Landlord (1) and the Landlord (2);

"the Surveyor"                means a chartered surveyor appointed by the
                              Landlord from time to time for the purposes of these presents;

"the Tenant's Percentage"     means the percentage attributable to the Demised
                              Premises according to the ratio which the net internal area of the Demised Premises bears to the net internal area of the Building such percentage being 14.9% at the date hereof and to be determined by the Surveyor in the event of a dispute;

"Term"                        means the term hereby granted;

"these presents"              means this Lease as from time to time amended
                              and any licence consent approval or other deed or document supplemental hereto.

1.2  Gender

     Each gender includes each other gender

1.3  Number

     Words importing the singular include the plural and vice versa

1.4  Obligations

     For so long as there are two or more persons included in the expressions "the Landlord ", "the Tenant" or "the Surety" covenants contained in these presents which are expressed to be made by or with such party shall be deemed to be made by or with such persons jointly and severally

1.5  Statutory References

     (Whether to a specific statute or to statutes generally) shall include any modification or re-enactment thereof for the time being in force and all instruments orders plans regulations permissions and directions for the time being issued or given thereunder or deriving validity therefrom

1.6  Covenants by the Tenant

     Not to do or omit any act or thing shall include an obligation not to permit cause or suffer such act or thing to be done or omitted by any other person

2.   DEMISE HABENDUM AND REDDENDUM

In consideration of the rents hereby reserved and of the covenants by the Tenant hereinafter contained the Landlord hereby demises unto the Tenant ALL THOSE the Demised Premises TOGETHER WITH the rights set out in the Second Schedule hereto EXCEPTING AND RESERVING unto the Landlord and persons authorised by it from time to time and all others entitled to the like rights the rights specified in Part 1 of the Third Schedule hereto and subject to all rights easements quasi-easements grants and wayleaves to which the Demised Premises are or may be subject and as mentioned in Part II of the Third Schedule hereto TO HOLD the same UNTO the Tenant for a term commencing on 1st November 1996 and expiring on 31st October 1999 YIELDING AND PAYING therefor to the Landlord by bankers standing order (if required) to an account specified by the Landlord:

FIRST the rent (exclusive of value added tax) and so in proportion for any period less than a year of L 92,300 (ninety-two thousand three hundred pounds) per annum such rent to be paid quarterly in advance on the usual quarter days in each year and in each case without any deduction counterclaim or set-off whatsoever but with the first payment of rent in respect of the period from 1st November 1996 up to but not including the quarter day next following to be paid on the date hereof

SECOND by way of further or additional rent payable throughout the Term on demand:

(a) an amount or amounts equal to the Tenant's Percentage of the aggregate of all sums payable (whether incurred or to be incurred) by the Landlord to the Superior Landlord in respect of the rent secondly reserved by the Superior Lease and

(b) an amount or amounts equal to the Tenant's Percentage of the aggregate of all sums payable (whether incurred or to be incurred) by the Landlord pursuant to clause 5.3 of the Superior Lease;

THIRD by way of further or additional rent payable on demand an amount or amounts equal to the Tenant's Percentage of the aggregate of all sums payable (whether incurred or to be incurred during the Term) by the Landlord to the Superior Landlord under Clause 7 of the Superior Lease;

FOURTH by way of further or additional rent the sums payable by the Tenant under sub-clauses 3.2.1.(b), 3.2.2., 3.6.2. and 3.7.6. hereof; and

Provided that the Tenant shall not be liable for paying to the Landlord any rent secondly thirdly or fourthly reserved more than 7 days before the Landlord is obliged to pay such sums.

FIFTH by way of further or additional rent payable on demand but without prejudice to any other right remedy or power herein contained or otherwise available to the Landlord such sum or sums as shall equal Interest upon rents or other sums payable by the Tenant to the Landlord pursuant to these presents which shall have become due but remain unpaid for more than:

(a)  seven days (in all cases except the rent first reserved herein)

(b)  one day (in the case of the rent first reserved herein)

after the date such rents or other sums are due

3.   TENANT'S COVENANTS

The Tenant hereby covenants with the Landlord that it will:

3.1  Pay Rents

     Pay the rents sums and payments at the times and in the manner at and in which the same are hereinbefore reserved and made payable without any deduction (except as required by law) and not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set off in relation to withholding such rent sums and payment

3.2  Discharge Outgoings and Pay for Services

3.2.1       DISCHARGE OUTGOINGS

            Pay and discharge and indemnify the Landlord against:

            (a) all rates taxes duties charges assessments impositions and outgoings whatsoever whether parliamentary parochial local or of any other description and whether capital or non-recurring and even if of a wholly novel nature which are now or may at any time hereafter be taxed assessed charged or imposed upon or payable in respect of the Demised Premises or on the owners or occupiers in respect thereof;

            (b)         (i)        the Tenant's Percentage of all sums payable
                                   (whether incurred or to be incurred during the Term) by the Landlord pursuant to sub-clause 3.2(b) of the Superior Lease;

                       (ii) the Tenant's Percentage of any rates taxes duties charges assessments impositions and outgoings of the nature hereinbefore mentioned which are now or may at any time hereafter be taxed assessed charged or imposed upon or payable in respect of the whole of the Building (or on the owners or occupiers in respect of the same;

            (c) any rates payable by the Landlord relating to the Demised Premises because of loss of rating relief applicable to empty premises suffered by it after the end of the Term by reason of such relief being allowed to the Tenant in respect of any period before the end of the Term;

            (d) all charges for electricity water and gas supplied to or consumed in the Demised Premises and the meter rents in connection therewith and all telephone and other communications charges in respect of the Demised Premises and all other charges whatsoever for or in respect of any service whatsoever to or for or used in the Demised Premises

3.2.2  PAY FOR SERVICES

            To pay to the Landlord on demand (but subject always to the Service Charge Cap) an amount or amounts equal to the Tenant's Percentage of the costs expenses and outgoings reasonably incurred by the Landlord in:

            (a) providing air-conditioning to the Building including the cost of maintenance repairs or replacement of the air-conditioning system presently installed in the Building

            (b) providing or procuring the provision of hot and cold water to the water outlets situate in the Building

            (c) keeping the halls and passages in the Building clean and lit

            (d) repairing maintaining renewing and cleaning of the Conducting Media over under or within the Building which are used by the Demised Premises in common with other parts of the Building

            (e) repairing maintaining renewing and cleaning such of the Plant in the Building which is used in the provision of services to the Tenant hereunder

            (f) repairing maintaining renewing and cleaning any matter or thing or providing any other service the use of which is enjoyed by the Tenant in common with the landlord or any other occupiers of the Building and the payment for which is not specifically provided for in any other provision of this Underlease Provided that this sub-clause (f) shall not include any repairing maintaining or renewing of the structural parts load bearing parts framework foundations and joists of the Building

            (g)         providing security for the Building

            (h) insuring against any claim or liability which the Landlord may reasonably deem prudent including without limitation any which may arise in relation to or from any services provided or the provision of which is procured by the Landlord and Landlord's employees third party occupiers and public liability in connection with the parts of the Building which are not and are not intended to be used as offices including the halls passages staircases reception and toilet accommodation in the Building

            (i) employing such agents contractors and other persons and effecting such maintenance contracts as the Landlord may deem expedient in connection with the provision of services and other matters referred to in sub-clause
                        3.2.2 hereof

            (j) procuring a supply of electricity water and gas (including metered charges) for the use of the air-conditioning and central heating plant the lifts the stairwell lighting the reception area lighting and the toilet lighting in the Building and the external lighting equipment for the car park which is in the curtilage of the Building and any other matter or thing the use of which is either enjoyed by the Tenant in common with the Landlord and/or which is not (in the case of electricity or gas) recorded on any of the meters for a particular floor in the Building

3.2.3 To pay to the Landlord on demand a fair proportion (according to user) of the costs expenses and outgoings reasonably incurred by the Landlord in:

            (a) providing or procuring the provision of hot and cold water to the toilets and washroom facilities and the water outlets situate on the first and second floor of the Building

            (b) keeping the washroom facilities on the first and second floors clean and lit

            PROVIDED THAT nothing in this sub-clause 3.2 shall oblige the Tenant to pay or indemnify the Landlord against any tax assessed or charged upon any dealing with the reversion expectant hereon or on the rents hereby reserved (other than Value Added Tax subject to the provisions of clause 3.3 hereof if charged by the Landlord on the rents hereby reserved)

3.3         Value Added Tax

            In addition to the rents fees and other payments of whatsoever nature which are or shall be reserved or which are or may become payable pursuant to the provisions of these presents by or on behalf of the Tenant to the Landlord or any person acting on its behalf the Tenant shall pay by way of further and additional rent to the Landlord or any such person Value Added Tax at the appropriate rate which is or may at any time hereafter become payable in respect of such payment or the supply to which it relates (including without limitation where the Tenant reimburses the Landlord for payments and such taxation (hereon made by the Landlord save to the extent that any Value Added Tax is recoverable by the Landlord as an input) and to indemnify the Landlord against the same

3.4         Observance of Statutory Requirements

            In relation to any and every statute and other obligation for the time being having the force of law (including without limitation the requirements of any government department local authority or other public authority or duly authorised officer or court of competent jurisdiction acting under or in pursuance of the same):

            (a) observe and comply in all respects with the provisions and requirements of the same so far as they relate to or affect the Demised Premises or any part thereof or the user thereof or the employment therein of any person or persons whether by the Landlord or Tenant or owner or occupier thereof;

            (b) execute all works and provide and maintain all arrangements which by or under the same are or may be directed or required to be executed provided and maintained (whether by the Landlord or Tenant or owner or occupier thereof) at any time during the Term upon or in respect of the Demised Premises or any part thereof or in respect of any user thereof or employment therein of any person or persons

            (c) indemnify the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so directed or required as aforesaid;

            (d) not at any time during the Term do on or about the Demised Premises any act or thing by reason of which the Landlord may under any statute incur or have imposed upon the Landlord or become liable to pay any penalty damages compensation cost charge or expense

3.5    Fire Precautions

3.5.1       COMPLIANCE WITH RECOMMENDATIONS

            Without limiting the preceding sub-clause comply at all times with all recommendations from time to time of the appropriate authorities and with all reasonable recommendations from time to time of any insurer of the Demised Premises in relation to fire precautions affecting the Demised Premises and keep and maintain sufficient fire fighting and extinguishing apparatus in and about the Demised Premises installed in compliance with such recommendations and with any legal requirements and open to inspection and maintained to the reasonable satisfaction of the Landlord and not to obstruct the access to or means of working of the same

3.5.2       NOT OBSTRUCT ESCAPES

            Not at any time obstruct any fire escape doors corridors stairs or other equipment facilities or arrangements upon or in the Demised Premises

3.6    Repair

3.6.1       SOLE OBLIGATIONS

            To keep the Demised Premises in good and substantial repair and condition and properly maintained cleansed and amended in every respect and the Tenant hereby further agrees that the liability of the Tenant hereunder shall not be affected or lessened by reason of the age or state of dilapidation of the building or buildings or the fixtures fittings plant or equipment contained therein which are from time to time comprised in the Demised Premises (damage by any of the Insured Risks (as defined in the Superior Lease) excepted provided the policy or policies of insurance shall not have been vitiated or payment of any of the policy monies withheld or refused by reason of any act neglect or default of the Tenant or their respective employees agents or of such licensees or invitees for whose acts the Tenant is or ought to be responsible)

3.6.2       CONTRIBUTIONS TO REPAIRS AND COMMON PAYMENTS

            Pay to the Landlord on demand (but subject always to the Service Charge Cap) the Tenant's Percentage of all costs expenses and outgoings incurred or to be incurred by the Landlord in complying with the provisions of sub-clause 3.6 of the Superior Lease (save for repairing maintaining and renewing of the structural parts load bearing parts framework foundations and joists of the Building and save insofar as the obligations therein contained fall to be performed by the Tenant in relation to the Demised Premises under the covenants on its part herein contained) and to keep the Landlord indemnified against such costs expenses and outgoings

3.7    Decoration and Maintenance

3.7.1       DECORATION

            During the six months immediately preceding termination of the Term (howsoever the same may be determined) properly prepare paint paper or otherwise treat as appropriate all the internal surfaces originally painted papered or treated and all additions thereto in the Demised Premises with appropriate materials and generally to redecorate the Demised Premises throughout restoring and making good the Demised Premises in accordance with good standards of workmanship and materials to a colour scheme previously approved in writing by the Landlord if different from that existing provided always that the Tenant will not be required to replace any ceiling tiles or the Carpet

3.7.2       CLEANING

            As often as necessary clean and treat in an appropriate manner to the reasonable satisfaction of the Landlord all materials surfaces and finishes of the Demised Premises which ought normally to be so cleaned and treated (including without limitation all wood plaster metal stonework cladding and concrete) and wash all surfaces requiring to be washed and keep clear all gutters drains downpipes and gulleys exclusively serving the Demised Premises

3.7.3       EQUIPMENT

            Keep all the equipment plant machinery apparatus and services for the time being exclusively serving the Demised Premises in good working order and properly and regularly maintained by competent and suitably qualified persons and operate the same properly

3.7.4       WINDOWS

            Clean the insides of the window glazing of the Demised Premises at least once in every month

3.7.5       GENERAL OBLIGATION

            Without limiting the foregoing obligations the Tenant shall in any event at all times keep the Demised Premises in every respect in good order well maintained tended decorated clean and tidy so as to be consistent with high standards of office and estate management and ensure the Demised Premises retain the attributes of high class administrative offices

3.7.6       CONTRIBUTIONS TO DECORATIONS AND CLEANING

            Pay to the Landlord on demand (but subject always to the Service Charge Cap) the Tenant's Percentage of all costs expenses and outgoings incurred or to be incurred by the Landlord in complying with the provisions of sub-clause 3.7 of the Superior Lease (save insofar as the obligations therein contained fall to be performed by the Tenant in relation to the Demised Premises under the covenants on its behalf however contained) and to keep the Landlord indemnified against such costs expenses and outgoings

3.8    Rubbish and Appearance

3.8.1       REMOVAL OF RUBBISH

            Not form any refuse dump or scrap heap on the Demised Premises or any part thereof but instead deposit and store all refuse rubbish scrap and waste material at all times in proper receptacles within the Demised Premises so as not to be unsightly and ensure that all the same is removed therefrom regularly and not less often than weekly

3.8.2       MAINTENANCE OF APPEARANCE

            Not bring or do upon the Demised Premises anything which is or may become in the reasonable opinion of the Landlord untidy unclean unsightly or otherwise detrimental to the amenities or appearance of the Demised Premises or any neighboring premises and comply forthwith with the requirements of any written notice given by the Landlord to restore the amenities or appearance of the Demised Premises or any neighbouring premises

3.8.3       GOODS OUTSIDE THE BUILDINGS

            Not place exhibit or hang any goods or articles outside the Demised Premises

3.9    Matters Prejudicial to the Demised Premises

3.9.1       NOT DAMAGE

            Not do or suffer on or to the Demised Premises anything which may prejudice damage weaken or endanger the same in any way or lessen their value

3.9.2       OVERLOADING

            Not place or keep in the Demised Premises any article in such position or in such quantity or weight or otherwise in such manner howsoever as to overload or cause damage to or be in the reasonable opinion of the Landlord likely to overload or damage the Demised Premises nor otherwise treat or use any part of the Demised Premises in such a manner as to subject them to any strain beyond that which they are designed to bear or otherwise to be likely to damage them in any respect

3.9.3       PROHIBITED EQUIPMENT

            Not instal or bring upon the Demised Premises any machinery or equipment which may cause a nuisance or annoyance to others or by vibration weight noise or otherwise be likely to damage or weaken the Demised Premises in any respect

3.9.4       DRAINAGE

            Take all such measures as may be reasonably necessary to ensure that any effluent or other matter discharged into or placed in the drains and sewers which belong to or are used for the Demised Premises alone or in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein

3.9.5       ELECTRICAL INSTALLATION

            Not use or treat the electrical wiring and electrical installations in the Demised Premises or any part thereof in such a way as to overload the same nor otherwise prejudice or cause damage to the same

3.9.6       DELETERIOUS SUBSTANCES

            Not store nor bring upon any part of the Demised Premises (including without limitation the car park save normal fuel in the fuel tanks of permitted vehicles) any petrol benzol kerosene or other highly or especially offensive combustible inflammable explosive radioactive or dangerous spirit liquor fluid or substance or any materials that may attack or in any way injure by percolation corrosion vibration or otherwise the structure of the Building except with the prior written consent of the Landlord and within a store properly designed and constructed for that purpose to the satisfaction of the Landlord and the storage of such substances and materials and their use within the Demised Premises shall in all respects be in accordance with all general or local statutes and any local regulation or byelaw and any provisions of the insurance effected in respect of the Demised Premises

3.9.7       ENCROACHMENTS

            Not obstruct any of the windows or lights belonging to the Demised Premises and use its best endeavours to prevent any new window light passage drainage or other encroachment or easement being made into against upon or over the Demised Premises and if any encroachment or easement whatsoever shall be attempted to be made or acquired by any person or persons give notice thereof in writing to the Landlord as soon as reasonably practicable after the same shall come to its notice and at the cost of the Tenant do all such things as the Landlord may request or which may be proper for preventing any encroachment or easement being made or acquired

3.9.8       SECURITY

            Reasonably ensure that the Demised Premises are at all times secure against damage by vandalism and malicious damage and to comply with all security arrangements relating to the Building as the Landlord reasonably considers appropriate

3.10   Improvements and Alterations

3.10.1      ANY CHANGES

            Not to make any alteration or addition to the Demised Premises (whether internal external structural or otherwise) or otherwise cut maim or remove any of the walls ceilings roofs floors girders or timbers of the Demised Premises

3.10.2 INTERNAL DEMOUNTABLE PARTITIONS

3.10.2.1 Notwithstanding the provisions of sub-clause 3.10.1 above the Tenant may with the prior written consent of the Landlord (which will not be unreasonably withheld or delayed) make non-structural internal alterations or additions and install internal demountable partitions Provided that the Tenant shall supply the Landlord with full specifications and scale drawings of any such proposed partitioning and the Landlord shall be reasonable in withholding its consent until such time as the Tenant obtains confirmation that any such proposed partitioning conforms to the requirements of the local Fire Officers

3.10.2.2 The Tenant may remove the existing internal demountable partitions at the Demised Premises provided that the Tenant does so in a careful and diligent manner causings as little damage as reasonably possible to the said partitions and provided further that the Tenant stores at its own cost the partitions and delivers up the partitions to the Landlord at the Demised Premises upon the expiry or sooner determination of the Term.

3.10.3      REINSTATEMENTS

            Unless otherwise requested by the Landlord to reinstate the Demised Premises to the condition in which they were in immediately prior to any permitted alterations and additions and remove any partitioning to the reasonable satisfaction of the Landlord at the end or sooner determination of the Term

3.10.4      NOTIFICATION OF VALUE OF ALTERATIONS

            Upon completion of any material alterations permitted hereunder notify the Landlord of the full reinstatement value thereof

3.10.5      WASTE

            Not commit any waste save as expressly permitted by the preceding sub-clause of this sub-clause 3.10

3.11   Signs and Erections

       Not exhibit on the Demised Premises (including the windows) (so as to be visible from the outside of the Demised Premises) any aerial antennae mast wire dish flagpole sign signboard advertisement hoarding fascia placard bill notice poster symbol sticker or other notification whatsoever save with the prior written consent of the Landlord which shall not be unreasonably withheld or delayed in addition to any permission required by statute and maintain to the reasonable satisfaction of the Landlord any of the same which are so approved and in the event Landlord's consent is given for the same to remove any such signs at the end or sooner determination of the Term and make good any damage done to the Demised Premises to the reasonable satisfaction of the Landlord

3.12   Planning

3.12.1      NOT BREACH THE PLANNING ACTS

            Not at any time during the Term do or omit anything on or in connection with the Demised Premises the doing or omission of which contravenes the Planning Acts or any licences consents permissions approvals and conditions (if any) granted or imposed thereunder or under any enactment repealed thereby and indemnify the Landlord against all actions proceedings damages penalties costs charges claims and demands in respect of any such acts and omissions

3.12.2      APPROVAL OF APPLICATIONS

            Not enter into any agreement with the planning authority nor make any application for planning permission to develop including change of use of the Demised Premises without the prior written consent of the Landlord and not submit such application to the planning authority unless and until the form and wording of the application has been approved in writing by the Landlord and subject thereto any application shall be made forthwith at the cost of the Tenant and (if requested) in the name of the Landlord and all other persons (if any) interested in the Demised Premises

3.12.3      COPY PLANNING DECISIONS

            Give to the Landlord immediately upon receiving the same a copy of every licence consent permission approval and other decision by any planning authority whether granted or refused

3.12.4      CONDITIONAL GRANTS

            If the planning authority indicates its willingness to grant any desired licence consent permission or approval only with modifications or subject to conditions not effect such modifications or conditions without the prior written consent of the Landlord and give to the Landlord forthwith full particulars of such modifications or conditions

3.12.5      OBSERVANCE OF CONDITIONS

            Observe and perform all conditions attached to any planning permission and keep the Landlord fully and effectually indemnified against all actions proceedings damages penalties costs charges claims and demands whatsoever in respect of the costs of the said application and works and things done in pursuance of the said planning permission and in respect of all breaches (if any) of the said conditions and every part thereof respectively and (without limiting the foregoing) unless the Landlord otherwise directs carry out during the Term all works required to be carried out by a date after its termination as a condition of any planning consent granted during the Term for development commenced during the Term

3.12.6      NOTIFY LANDLORD OF PLANNING COMMUNICATIONS

            Give notice forthwith to the Landlord of any notice order or proposal for a notice or order served on the Tenant under the Planning Acts and if so required by the Landlord at the Landlord's cost produce or join in making such objections or representations in respect of any proposal as the Landlord may reasonably require

3.12.7      COMPLIANCE WITH PLANNING REQUIREMENTS

            Promptly comply at the Tenant's own cost with any notice or order served under the provisions of the Planning Acts on the Landlord or the Tenant relating to the Demised Premises except any such that result from any action or application of or by the Landlord or its predecessor or predecessors

3.12.8      PLANNING COMPENSATION

            If the Tenant receives any compensation with respect to its interest hereunder because of revocation or modification of a planning permission or of any restriction placed upon the user of the Demised Premises under or by virtue of the Planning Acts then upon the termination of the Term in any manner the Tenant shall forthwith make such provision as is just and equitable for the Landlord to receive a due proportion of such compensation Any dispute as to the proportion payable to the Landlord shall be determined in accordance with sub-clause 7.4

3.12.9      NOT PRECIPITATE COMPULSORY PURCHASE ORDER

            Not make any application or do any act which may give rise to a proposal or cause to be served an order for the compulsory acquisition of the Demised Premises or any part thereof

3.12.10     RESTRICTION ON PLANNING APPLICATIONS AND DEVELOPMENT

            Not make any application for planning permission in respect of the Demised Premises or any part thereof nor carry out any development or other works whatsoever at the Demised Premises or any part thereof if the making of such application for planning permission or the grant of a planning permission pursuant thereto or the carrying out of such development or other works would give rise to any tax charge or other levy payable by the Landlord or any Superior Landlord

3.13   Inspection and Remedial Works

3.13.1      PERMIT INSPECTION

            Permit the Landlord or the Landlord's agents and any Superior Landlord or any Superior Landlord's agents or such workmen as may be authorised by them upon reasonable prior written notice except in the case of emergency at reasonable times and as often as may be necessary to enter into and upon the Demised Premises and examine the state of repair and condition of the same

3.13.2      OPENING-UP AND TEST

            In any examination pursuant to sub-clause 3.13.1 the Landlord or any Superior Landlord may cause parts of the Demised Premises to be opened up or tested or subjected to other works and if any defect or breach of covenant is thereby revealed (or the extent of any defect or breach established) the Tenant shall make good any damage caused by such opening up tests or other works at its own expense but otherwise the Landlord shall make good the same

3.13.3      REMEDIAL WORKS

            Within six weeks (or sooner if requisite) after notice in writing to the Tenant by the Landlord of any defects wants of reparation maintenance decoration renewals or replacements for which the Tenant is liable under these presents and any other matters found on such examination to be in breach of the covenants by the Tenant in these presents the Tenant shall commence and proceed diligently to repair and make good maintain decorate or renew and replace the same as the case may be or (in the case of items existing in breach of covenant) remove the same or otherwise rectify the breach in a good and proper manner in all respects to the reasonable satisfaction of the Landlord and will complete all such works as soon as practicable and in any event within three months of such notice according to such notice and the covenants in that behalf hereinbefore contained

3.13.4      DEFAULT BY TENANT

            If the Tenant defaults in performing its obligations under sub-clause 3.13.3 it shall be lawful but not obligatory for the workmen or others to be employed by the Landlord to enter upon the Demised Premises and carry out the works required by the notice and all expenses properly incurred thereby shall be paid on demand by the Tenant to the Landlord and if not so paid shall be recoverable by the Landlord as liquidated damages together with Interest thereon from the date of demand until the date of actual payment (both dates inclusive) AND the Tenant hereby irrevocably appoints the Landlord to be the agent of the Tenant throughout the Term (but without liability to account) for the purpose of entering on inspecting and viewing any parts of the Demised Premises not at the time of such inspection in the occupation of the Tenant

3.14   User

3.14.1      PERMITTED USER

            Not to use the Demised Premises or any part thereof or permit the same to be used except solely for uses within Class B.1 of the Schedule to the Town & Country Planning (Use Classes) Order 1987 as enacted at the date hereof

3.14.2      PROHIBITED ACTIVITIES

            Not use the Demised Premises or any part thereof for any illegal immoral noisy noxious offensive or dangerous purpose nor for any sale by auction public exhibition show or political meeting nor do or allow to remain upon the Demised Premises anything which may reasonably be considered to be an annoyance nuisance disturbance damage or otherwise to the detriment of the Landlord or the owners or occupiers of any adjoining or neighbouring premises

3.14.3      ELECTRONIC EQUIPMENT

            Not use any radio electric or electronic equipment in the Demised Premises in such manner or condition as to cause electric electronic or other interference to adjoining or neighbouring premises or equipment owned or operated therein

3.14.4      MUSICAL INSTRUMENTS

            Not use any musical instruments radio sets television sets tape recorders or record players or other audio equipment in the Demised Premises so as to be audible from outside the Demised Premises

3.14.5      PARKING SPACES

            Use the Carparking Spaces of which the Tenant is granted the use solely for the parking of private motor cars for the benefit of persons occupying or visiting the Demised Premises and in particular but without limitation not to permit washing maintenance or (save in emergency to vehicles brought onto the Demised Premises for a purpose permitted by this sub clause other than the execution of such work) repair work to or upon motor vehicles and not burn or store rubbish or other material thereon

3.14.6      RESIDENTIAL PURPOSES

            Not use the Demised Premises or any part thereof as sleeping accommodation or for residential purposes

3.15   Assignment and Underletting

3.15.1      DEALINGS WITH PART

            Not assign mortgage charge underlet or part with or share the possession or occupation of part only of the Demised Premises or suffer any person or company to occupy or share the occupation of any part of the Demised Premises whether as a licensee or otherwise or grant or allow any rights over the same same as permitted by clause 3.15.8

3.15.2      DEALINGS WITH WHOLE

            Not mortgage charge underlet or part with or share possession of the whole of the Demised Premises or suffer any person or company to occupy or share the occupation of the whole of the Demised Premises whether as a licencee or otherwise or grant or allow any rights over the same in accordance with the remainder of this clause

3.15.3      ASSIGNMENT

            3.15.3.1 Not to assign the whole of the Demised Premises without first obtaining the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) and the Landlord and the Tenant agree that for the purpose of Section 19(1)(A) of the Landlord & Tenant Act 1927 the Landlord may (without prejudice to the rights of the Landlord to refuse consent on any other reasonable ground) withhold consent to an assignment if any of the following circumstances exist at the date of the application for consent:

                        3.15.3.1.1 there is in the reasonable opinion of the Landlord a substantial breach of any of the Tenant's covenants in this Lease

                        3.15.3.1.2 the proposed assignee is not an Acceptable Assignee and for the purposes of this paragraph an Acceptable Assignee shall be a person who in the reasonable opinion of the

                                    Landlord will be a respectable and
                                    responsible tenant and

                                    --          is of sound financial standing
                                                and capable of performing the
                                                Tenant's covenants in this Lease
                                                throughout the residue of the
                                                Term

                                    --          is a limited liability Company
                                                whose annual profits before tax
                                                in each of the three completed
                                                financial years preceding the
                                                date of the application for the
                                                consent to assignment (as
                                                evidenced by properly audited
                                                accounts) exceed an amount equal
                                                to three times the yearly rent
                                                payable in accordance with this
                                                Lease

                         3.15.3.1.3 in the reasonable opinion of the Landlord
                                    the effect of the proposed assignment
                                    would be to diminish or adversely affect the value of the Landlord's interest in the Demised Premises

                3.15.3.2 Prior to an assignment the Landlord may require:

                         3.15.3.2.1 on or before completion of any
                                                assignment the Tenant to enter
                                                into an authorised guarantee
                                                agreement in a form form
                                                reasonably required by the
                                                Landlord; or

                                    3.15.3.2.2  if the Landlord shall so
                                                reasonably require on or before
                                                completion of the assignment to
                                                it the assignee to deposit
                                                with the Landlord an amount
                                                equal to the yearly rent for six
                                                months payable at the date of
                                                the assignment as security for
                                                the performance of the Tenant's
                                                covenants in this Lease; or

                                    3.15.3.2.3  on or before completion of the
                                                assignment if the Landlord shall
                                                reasonably so require the
                                                assignee to procure an
                                                acceptable guarantor or
                                                guarantors who shall execute and
                                                deliver to the Landlord a deed
                                                containing direct covenants by
                                                such guarantor (or if more than
                                                one such guarantor joint and
                                                several covenants) with the
                                                Landlord in the terms contained
                                                in clause 8 herein

                        3.15.3.3    Within 21 days of:

                                    3.15.3.3.1  the death during the Term of any
                                                person who has or shall have
                                                guaranteed to the Landlord the
                                                payment to the Landlord of the
                                                rents and the
                                                observance and performance of
                                                the covenants on the part of the
                                                Tenant herein contained or

                                    3.15.3.3.2  a person or body (as the case
                                                may be) who has guaranteed to
                                                the Landlord as mentioned in
                                                sub-clause 3.15.3.3.1 being
                                                adjudged a bankrupt or (being
                                                a company) going into
                                                liquidation (other than a
                                                voluntary liquidation for the
                                                purposes of amalgamation or
                                                reconstruction of a solvent
                                                company in respect of which the
                                                Landlord's consent has first
                                                been obtained such consent not
                                                to be unreasonably withheld) or
                                                a Receiver Administrator
                                                Administrative Receiver or other
                                                encumbrancer taking possession
                                                of or being appointed in respect
                                                of the whole or any part of such
                                                person or body's assets or such
                                                person or body making any
                                                arrangement with creditors for
                                                the liquidation of his or its
                                                debts by composition composition
                                                or otherwise or any voluntary
                                                arrangement as defined in the
                                                Insolvency Act 1986 or ceasing
                                                or threatening to cease to carry
                                                on his or its business as a
                                                whole or becoming unable to pay
                                                its debts within the meaning of
                                                Section 123 of the Insolvency
                                                Act 1986
                                                then to give notice thereof to
                                                the Landlord and if reasonably
                                                so required by the Landlord at
                                                the expense of the Tenant within
                                                21 days to procure some other
                                                person reasonably acceptable to
                                                the Landlord to execute a
                                                Guarantee in respect of the
                                                payment of rents and the
                                                observance and performance of
                                                the covenants in the form set
                                                out in clause 8 (or in such
                                                other form as the Landlord may
                                                reasonably require)

3.15.4      COVENANTS BY DISPONSEES

            Not in any event assign the whole of the Demised Premises unless and until the intended assignee ("the Permitted Assignee") has entered into a Deed to be prepared by the Landlord at the cost of the Tenant containing a covenant with the Landlord by the Permitted Assignee to perform and observe during the Term the covenants terms and conditions contained in these presents and to be performed and observed by the Tenant in the same manner as if such covenants and conditions were therein repeated with the substitution of the name of the Permitted Assignee for the name of the Tenant

3.15.5      BENEFICIAL INTEREST

            Not hold or occupy the Demised Premises or any part thereof as trustee or agent or otherwise for the benefit of any other person

3.15.6      NOTICE OF ASSIGNMENT

            Within one calendar month next after any assignment or devolution of the Demised Premises to give notice in writing to the Landlord of such assignment or devolution and of the name address and description of the assignee or person upon whom the relevant term or any part thereof may have devolved AND produce to the Landlord or the Solicitor for the time being of the Landlord the instrument of assignment or devolution or a certified copy thereof and to pay to him his reasonable fee (being not less than fifteen pounds) for the registration thereof

3.15.7      ASSOCIATED COMPANIES

            Notwithstanding the other provisions of this sub-clause the Tenant may share occupation (on the basis that no relationship of landlord and tenant is thereby created) of the whole or any part of the Demised Premises with any subsidiary company or holding company of the Tenant (the expressions "subsidiary company" and "holding company" having the meanings respectively assigned to them by section 736 Companies Act 1985)

3.16   Facilitate Landlord's Dealings with the Demised Premises

3.16.1      PERMIT INSPECTION BY PROSPECTIVE PURCHASERS

            At all reasonable times and subject to reasonable prior notice during the Term and provided that the same shall not materially interrupt or prejudice the business of the Tenant or of any lawful occupier of the Demised Premises permit all prospective purchasers of or dealers in the Landlord's reversionary interest or any Superior Landlord's reversionary interest by order in writing of the Landlord or the Landlord's agents to view and take measurements of the Demised Premises without interruption

3.16.2      PERMIT RE-LETTING NOTICES

            Permit the Landlord or the Landlord's agents at any time within six calendar months next before the expiration or sooner determination of the Term to enter upon the Demised Premises and to fix and retain without interference upon any suitable part or parts thereof a notice board for re-letting the same provided that it does not obscure any window or access of light or air to the Demised Premises and permit all prospective lessees by order in writing of the Landlord or the Landlord's agents and by prior appointment to view the Demised Premises at reasonable hours in the daytime without interruption but not so as to materially interrupt or prejudice the business of the Tenant

3.17        Landlord's Access to the Demised Premises

            Permit the Landlord and any superior landlord with or without their agents surveyors workmen and others and the Surveyor at reasonable times (after at least forty-eight hours' notice except in case of emergency) to enter the Demised Premises:

            (a)         for the purposes referred to in sub-clause 3.16 hereof;

            (b) to take inventories of the fixtures and things in the Demised Premises to be yielded up at the determination of the Term;

            (c)         to estimate the value thereof for any purpose;

            (d) to execute any works to any adjacent adjoining or neighbouring premises;

            (e) to make the same secure against entry by any unauthorised person or against any danger which may appear to the Landlord or any superior landlord to threaten or endanger the Demised Premises or the Landlord's interest therein or any superior landlord's interest therein (and so that the Landlord shall be under no obligation to take such action and shall not by so doing be deemed to re-enter or determine the Term);

            (f) to ascertain whether the covenants and conditions herein contained on the part of the Tenant are being observed

3:18   Provision of Information to the Landlord

3.18.1      GIVE NOTICES

            Immediately upon becoming aware of the same give written notice to the Landlord of:

            (a) any notice order or proposal for a notice or order served on the Tenant by any person or authority and to provide the Landlord with a copy thereof and if so reasonably required by the Landlord to join in making such objections or representations in respect of any such notice order or proposal as the Landlord may require; and

            (b) any defect in the Demised Premises which is a 'relevant defect' as that expression is defined in Section 4 Defective Premises Act 1972

3.18.2      KEYHOLDERS

            Keep the Landlord informed as to the names addresses and telephone numbers for use at all times of the day and night including weekends of the person or persons for the time being responsible for the Demised Premises outside business hours and who have the means of access thereto in case of emergency Provided that such names addresses and telephone numbers shall only be made available for the purpose of the Landlord gaining access to the Demised Premises outside business hours and shall otherwise be strictly confidential

3.18.3      DISCLOSE INFORMATION

            Give to the Landlord at its request from time to time such plans drawings papers and other information relating to the Demised Premises as may be within the knowledge of the Tenant or available to it and which the Landlord may reasonably require whether in connection with any application or request by the Tenant or concerning any alteration or addition or user or safety matters or otherwise howsoever (and the Tenant hereby warrants that all information supplied by it or on its behalf to the Landlord will be complete accurate and not misleading so far as the Tenant is aware)

3.19   Payment of Fees and Expenses

3.19.1      ABATEMENT OF NUISANCE

            Pay all costs charges and expenses incurred by the Landlord in abating any nuisance in respect of the Demised Premises and executing all such works as may be necessary for abating a nuisance in respect of the Demised Premises in obedience to a notice served by a local or other competent authority

3.19.2      SECTIONS 146 AND 147 LAW OF PROPERTY ACT 1925

            Pay to the Landlord all costs charges and expenses (including legal costs and fees payable to a surveyor) which may be properly incurred by the Landlord in or in contemplation of any proceedings under
            Section 146 or Section 147 Law of Property Act 1925 or either of them notwithstanding forfeiture is avoided otherwise than by relief granted by the court

3.19.3      COSTS OF LICENCES

            Pay the Landlord's reasonable legal expenses managing agents' and surveyors' and consultants' fees and other fees and expenses (in each case where reasonably incurred)(including disbursements and stamp duty and the fees of any surveyors in approving plans or the execution of any works carried out pursuant to any licence) in respect of all licences consents and approvals of or by the Landlord its agents or advisers in respect of all applications by the Tenant for any of the same including charges fees and disbursements actually incurred in cases where consent is reasonably refused or the application is withdrawn for any reason whatsoever

3.19.4      ENFORCEMENT EXPENSES

            Pay all proper expenses including solicitors' and other legal costs and surveyors' consultants' managing agents' and other fees and expenses incurred by the Landlord of and incidental to the preparation service and enforcement of any notice hereunder or the recovery or attempted recovery of any rent or other monies payable by the Tenant hereunder or otherwise in enforcing the obligations of the Tenant hereunder including without limitation those relating to the preparation and service of and otherwise concerning any schedules relating to want of repair to the Demised Premises and whether served during or after the determination of the Term


3.20   Substitution of Surety

       To notify the Landlord within 28 days of any of the following events:

3.20.1 If any surety being an individual (or if individuals any one of them) shall become bankrupt or make any assignment for the benefit of or enter into any arrangement with his creditors either by composition or otherwise

3.20.2 If any surety being an individual (or if individuals any one of them) shall die

3.20.3 If any surety being a company (or if companies any one of them) shall be wound up either voluntarily (save for the purpose of amalgamation or reconstruction) or compulsorily or shall for any reason be removed from the register of companies or (where the surety is a company incorporated outside the United Kingdom) proceedings or events analogous thereto shall occur in the country or state of its incorporation

3.21   Indemnities

       Indemnify and keep fully and effectually indemnified the Landlord in respect of:

       (a) all actions proceedings costs claims and demands which may be made by any adjoining owner tenant occupier or any other person whatsoever or any competent authority by reason of:

              (i) any defect in the Demised Premises for which the Tenant is liable or in the execution of any works or the existence of any alterations or additions to the Demised Premises for which the Tenant is liable;

              (ii) any interference or alleged interference or obstruction of any right or alleged right of light air drainage or other right or alleged right now existing for the benefit of any adjoining or neighbouring property caused by the Tenant or its employees or agents or by such licensees or invitees for whose acts the Tenant is or ought to be responsible;

              (iii) any stoppage of the drains used in common with the owner or occupier of adjoining or neighbouring property caused by the

                      Tenant

       (b) all liability which may be incurred by the Landlord in respect of any of the matters referred to in paragraph
              (a) of this sub-clause for which the Tenant is liable;

       (c) any claims proceeding or demands and the costs and expenses incurred thereby which may be brought against the Landlord by any employees workpeople agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused and occurring in or upon the Demised Premises for which the Tenant is liable;

       (d) all general rates and other outgoings which are payable by the Landlord as a result of the Tenant's vacating the Demised Premises at any date prior to the said expiry or earlier determination of the Term;

       (e) every loss and damage whatsoever incurred by the Landlord by reason of any negligence by the Tenant or any breach or non-observance of the Tenant's obligations in this Lease and indemnify the Landlord from and against all actions claims liabilities costs and expenses thereby arising all monies becoming payable under this covenant being payable by way of further rent

       (f) all liabilities costs claims demands arising by virtue of any breach act or omission caused by the Tenant or its employees or agents or by such licensees or invitees for whose acts the Tenant is or ought to be responsible in respect of the matters referred to in Part II of the Third Schedule hereto


       AND this sub-clause shall remain in force notwithstanding the expiry or earlier determination of the Term as aforesaid

3.22   Yield Up


3.22.1      YIELD UP

            At the expiration or sooner determination of the Term quietly yield up unto the Landlord the Demised Premises in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of its covenants in these presents PROVIDED ALWAYS that portable partitions and/or Tenant's fixtures and fittings affixed by the Tenant may or will if required by the Landlord be removed by the Tenant the Tenant making good to the reasonable satisfaction of the Landlord any damage caused to the Demised Premises by reason of such removal


3.22.2      REMOVAL OF ANCILLARY ITEMS

            The removal of the Tenant's portable partitions or fixtures as aforesaid may or shall if required by the Landlord include the removal of all ancillary equipment and supports of any kind and any other ancillary items placed or constructed upon the Demised Premises by the Tenant in relation to any items removed by the Tenant

3.22.3      DISCONNECTION FROM SERVICES

            Wherever such fixtures fittings plant or machinery are connected to or take supplies from any of the main services they shall be disconnected by the appropriate statutory undertaker or by a competent and properly qualified individual or company in such a manner that all redundant service media are removed and sealed off at points as close as possible to the various ring mains or principal distribution pipes which provide the supplies and such removal and sealing off shall be carried out so as not to interfere with the continued function of the main services

3.22.4 Make Good all buildings walls floors main services and any other parts of the Demised Premises after the removal of any such fixtures fittings plant or machinery

3.23        Regulations

            To observe and to use the Tenant's reasonable endeavours to ensure that the Tenant its employees agents licensees and invitees and persons doing business with the Tenant observe any reasonable regulations from time to time made in writing by the Landlord with regard to the management security or occupation of the Building or any part thereof

3.24        Superior Lease

            Not to do omit or allow anything which might cause the Landlord to be in breach of the Superior Lease or which if done omitted or allowed by the Landlord might be a breach of the covenants on the part of the Lessee or the conditions contained in the Superior Lease

4.          LANDLORD'S COVENANTS

4.1         Quiet enjoyment

            THE Landlord so as to bind the persons for the time being entitled to the immediate reversion expectant on the Term but not so as to impose any personal liability on itself except as to the acts and defaults of it or of any person lawfully claiming under or in trust for it hereby covenants with the Tenant that the Tenant duly paying the said rents and sums and other payments (if any) hereby reserved and made payable and observing and performing the covenants and conditions herein contained and on the Tenant's part to be observed and performed shall and may peaceably and quietly possess and enjoy the Demised Premises during the Term without any disturbance by the Landlord or any persons lawfully claiming under or in trust for the Landlord

4.2         Superior Lease

            At the request of the Tenant to use all reasonable endeavours to procure that the Superior Landlord observes and performs its covenants contained in the Superior Lease subject to the Tenant bearing the Tenants Percentage of the Landlord's costs thereby incurred

4.3         Superior Lease

            To pay the rents reserved by the Superior Lease and perform and observe the lessee's covenants and the conditions contained in the Superior Lease (save insofar as the same relate to the Demised Premises and are obligations which are the same or similar to those assumed by the Tenant to the Landlord hereunder)

4.4         Services

            To use its reasonable endeavours in an efficient manner and in accordance with the principles of good estate management unless prevented by any cause or event beyond its control and subject to payment by the Tenant of the payments referred to in sub-clause
            3.2.2 to provide the following services ("the Services"):

            (a) to provide air-conditioning through the air conditioning system presently installed in the Building and to keep the same in good and substantial repair

            (b) to provide cold water to the toilets and washroom facilities situate on the first and second floors of the Building and other existing water outlets within the Demised Premises and hot water to the same during normal office working hours from 8 a.m. to 6 p.m.

            (c) to keep the halls and passages leading to the Demised Premises and the toilets and washroom facilities situate on the first and d second floors of the Building (i) reasonably clean and
                        (ii) lit during normal office working hours from 8 a.m. to 6 p.m.

            (d) to keep the Conducting Media within the Building in good and substantial repair.

4.5         Superior Lease service charge accounts

            The Landlord shall supply to the Tenant within fourteen days of receiving the same from the Superior Landlord copies of such accounts and vouchers as may be supplied to the Landlord in respect of the provision of the Services (as defined in the Superior Lease) together with a copy of any written estimate of the Surveyor
            (as defined in the Superior Lease).

            PROVIDED ALWAYS that:

            (i) Notwithstanding any obligation of the Landlord expressed or implied herein the Landlord shall not be liable to the Tenant for any interruption in or any failure to comply with its obligations because of breakdown works of maintenance repairs or renewals or because of shortage of materials government restrictions or damage by any Insured Risks (as defined in the Superior Lease) storm frost or other inclement conditions or by reason of another cause (not necessarily of a like nature) beyond the control of the Landlord and not until notice of the defect or want of repair shall have been given to and received by the Landlord and a reasonable period of time in which to remedy the same shall have elapsed

            (ii) The Landlord shall be free to make such alterations as it thinks fit to the internal arrangements of the Building (excepting the Demised Premises) and to the Plant and if the Landlord thinks fit the Landlord may install plant of a different type and suspend any services while the works of alteration or installation are being executed PROVlDED ALWAYS that any such suspension of services shall be for as short a period of time as reasonably practicable

4.6 At the reasonable request of the Tenant and at the Tenant's expense to exercise the Landlord's rights to enter into parts of the Building for the purpose of repairing, renewing or maintaining any of the Tenant's conducting media

4.7.1 In this clause the "yearly cost of the services" shall mean the whole yearly cost reasonably incurred by the Landlord in providing the services referred to in clause
                        3.2.2 down to 31 December (or such other date as the Landlord may from time to time notify to the Tenant in writing) in each year of the Term ("an Account Period")

4.7.2 The Landlord shall keep a proper account (with vouchers so far as reasonably possible) of its income and expenditure in each calendar year in respect of the services which shall be available for inspection by the Tenant and its agents upon prior appointment with the Landlord and such account shall (save in the case of manifest error) be prima facie evidence of all matters recorded therein

4.7.3 Where the rent commencement date and the date of determination of the Term do not coincide with the beginning or end respectively of an Account Period the Tenant's liability for the initial and final partial Account Periods shall be that proportion of the Service Charge which relates to the period on and from the rent commencement date or ending on the date of determination of the Term as the case may be apportioned on a daily basis according to the number of days in the whole of the relevant Account Period.

4.7.4 Any over payment by the Tenant towards the yearly cost of the services shall be deducted from the amount next payable by the Tenant pursuant to


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


                        clause 3.2.2 provided that any overpayments to which the tenant may be entitled at the termination of the Term shall be repaid to the Tenant as soon as reasonably practicable

5.          INSURANCE

5.1         Information regarding cover

            At the Tenant's request but not more than once in any year the Landlord shall ask the Superior Landlord to provide the information regarding insurance and a copy of the relevant policy or policies (or such other sufficient evidence of insurance) which the Landlord is entitled to require the Superior Landlord to provide pursuant to Clause 5.2 of the Superior Lease and upon receipt of the same from the Superior Landlord the Landlord shall immediately provide to the Tenant copies thereof

5.2         Suspension of Rent on Occurrence of Insured Risk

            If the Demised Premises or any part thereof or all the means of access thereto shall at any time be destroyed or so damaged by an Insured Risk (as the same are defined in the Superior Lease) as to be unfit for occupation or use and the relative policy or policies of insurance effected by the Superior Landlord shall not be vitiated or payment of the policy monies refused wholly or partly by any act or default of or suffered by the Tenant its contractors employees or licensees or invitees then the rents reserved by clause 2 of this Lease or a fair and just proportion thereof according to the nature duration and extent of the damage sustained shall be suspended and cease to be payable until the expiration of three years (or such longer period of years for which the Superior Landlord shall insure against loss of rent pursuant to the Superior Lease) from the occurrence of such damage or until the date on which the Demised Premises are again made fit for occupation and use (whichever shall first occur) and any dispute about such suspension and cesser shall be conclusively determined in accordance with sub-clause 9.4 of the Superior Lease


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




5.3         Access for reinstatement

            For the purpose of the Superior Landlord repairing and reinstating the Demised Premises in accordance with sub-clause 5.6 of the Superior Lease the Tenant shall permit the Superior Landlord and all persons authorised by it with equipment and materials to have full and uninterrupted right of entry at all times upon the Demised Premises and every part thereof and the Tenant shall not do or cause anything likely to impede such works

5.4         Tenant not to Prejudice Insurance

            The Tenant shall not do or permit or suffer any act or thing which may render void or voidable or otherwise vitiate or prejudice any insurance of or relating to the Demised Premises or any rents or other monies or the recoverability of any monies thereunder or render any increased premium payable for any such insurance (and without prejudice to the Landlord's remedies for a breach of such obligation the Tenant shall pay to the Landlord any sum paid by way of increased premiums or loading or other expenses thereby incurred by the Landlord) or which may make void or voidable any policy of insurance thereon and shall comply with all recommendations of the insurers as to fire precautions and otherwise relating to the Premises

5.5         Re-building if Insurance Money Irrecoverable

            If the Demised Premises or any part thereof are destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partially irrecoverable by reason solely or in part of any act neglect or default of the Tenant or any underlessee or other occupant of the Demised Premises or any employee of or contractor to or visitor for whose acts the Tenant or any sub-tenant is or ought to be responsible to any of the same then and in every such case the Tenant will pay to the Landlord upon demand the whole or (as the case may be) a fair proportion of the cost of completely rebuilding and reinstating the same

5.6         Tenant's User and Insurance - To Pay Costs

            If the Tenant's user of the Demised Premises results in an increase in the insurance premium payable by the Superior Landlord or if the Superior Landlord's insurers shall require any works to be carried out to the Demised Premises or its appurtenances as a result of such user the Tenant shall repay on demand to the Landlord the full amount of such increased premium and shall comply with all requirements of the Superior Landlord's insurers as aforesaid and shall pay on demand to the Landlord the Landlord's and the Superior Landlord's proper costs arising as a result of any such requirement including all proper legal expenses and managing agents and surveyors' fees and disbursements

5.7         Frustration

            (a) If the rebuilding or reinstatement of the Demised Premises or any part thereof shall be frustrated or prove impossible or impracticable any insurance monies relating to the Demised Premises or part in respect of which the frustration occurs shall belong to and be the absolute property of the Superior Landlord without further obligation hereunder

            (b) If rebuilding or reinstatement has not been substantially completed within 3 years following damage or destruction to the Demised Premises by an Insured Risk either the Landlord or the Tenant may on giving to the other not less than 3 months written notice terminate the Term and upon expiry of such notice this Lease shall determine absolutely but without prejudice to any rights or remedy of either party in respect of any antecedent breaches

5.8         Tenant's Insurances

            If the Tenant shall be or become entitled to the benefit of any insurance relating to the Demised Premises or any part of the same the Tenant shall forthwith notify the Landlord of the same with all details which are relevant or requested by the Landlord and shall apply any monies received in respect thereof in making good the loss or damage to which the same relate in accordance with any directions of the Landlord

5.9         Notification of Damage

            Promptly upon the Tenant becoming aware of the same occurring the Tenant shall give notice to the Landlord of the occurrence of any damage to the Demised Premises by any means

6.          NO LIABILITY

Notwithstanding anything herein contained the Landlord shall not be liable to the Tenant nor any person or persons in the Demised Premises or the remainder of the Building with the actual or implied authority of the Tenant in respect of:

(i) any interruption or failure of any of the services nor of the supplies of any public utility caused by circumstances beyond the Landlord's reasonable control;

(ii) any accident happening or injury suffered or damage to or loss of any chattel or property sustained on the Demised Premises or the remainder of the Building unless caused by the act or neglect or default of the Landlord or of the relevant servants agents or contractors of the Landlord

7.          PROVISOS

PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:

7.1         Re-Entry

            (a) These presents are upon the express condition that if any of the events specified in paragraph (b) of this sub-clause shall occur then and in any of such circumstances and thenceforth it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf to re-enter into or upon the Demised Premises or any part thereof in the name of the whole and the same to re-possess and enjoy as if these presents had not been made without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant

            (b) The events referred to in paragraph (a) of this sub-clause are:

                        (i) the rents reserved herein or any part thereof remaining unpaid for twenty-one days after becoming payable (whether formally demanded or not); or

                        (ii) any covenant or stipulation by the Tenant or the Surety contained in this Underlease not being performed or observed; or

                        (iii) in relation to the Tenant an Insolvency Event as defined in paragraphs (c) or (d) of this sub-clause occurring; or

                        (iv) the Tenant being a company re-registering with unlimited liability or effecting a return or reduction of capital or being struck off the Register of Companies;

                        (v) the Tenant permitting any execution or distress to be levied on any goods for the time being in the Demised Premises; or

                        (vi) in relation to the Surety proceedings or events analogous to those referred to in sub-clauses (iii) or (iv) occurring

       (c) "Insolvency Event" in relation to a company or corporation means any of the following events being:

            (i) the Company being deemed unable to pay its debts as defined in section 123 Insolvency Act 1986 (referred to as "the Act" in the remainder of this definition);

            (ii)        a proposal being made for a voluntary arrangement under
                        Part I of the Act;

            (iii) a petition being presented for an administration order under Part II of the Act;

            (iv) a receiver or manager being appointed whether under Part III of the Act (including an administrative receiver) or otherwise;

            (v) the company going into liquidation as defined in section 247(2) of the Act (other than a voluntary winding up solely for the purposes of amalgamation of reconstruction while solvent);

            (vi) a provisional liquidator being appointed under section 135 of the Act;

            (vii)       a proposal being made for a scheme of arrangement under
                        section 425 of the Companies Act 1985

       (d)  "Insolvency Event" in relation to an individual means:

            (i) an application being made for an interim order or a proposal being made for a voluntary arrangement under
                        Part VIII of the Act:

            (ii)        a bankruptcy petition being presented to the Court under
                        Part IX of the Act;

            (iii) his entering into an arrangement for the benefit of his creditors

7.2    Distress

       If any monies payable hereunder by way of rent shall be in arrear for twenty-one days whether lawfully demanded or not it shall be lawful for the Landlord to enter into and upon the Demised Premises or any part thereof to enter and distrain and the distress or distresses then and there found to dispose of in due course of law and to apply the proceeds thereof in or towards payment of the said rents sums or other payments so in arrear and all costs charges and expenses occasioned by the non-payment thereof and so that the power of the Landlord to distrain upon the Demised Premises for rent in arrear shall extend to and include any tenant's fixtures or fittings not otherwise by law distrainable which may from time to time be thereon and further if any such monies shall be paid only after the Landlord or the Landlord's Solicitors have instructed or caused distress to be levied therefor then the Tenant shall pay to the Landlord on demand the Landlord's Solicitors' reasonable costs incurred by reason of the foregoing including but without limiting the foregoing bailiff's commission

7.3    Formal Licences

       In any case where the consent of the Landlord is required hereunder the Landlord may require the Tenant and any surety for the time being to enter into a deed in such form containing such covenants conditions and provisions as the Landlord may reasonably require and in such event (whether or not the Landlord has previously consented in writing unless it has expressly stated in writing that it does not require such deed) the Tenant and any surety shall enter into such deed and the consent of the Landlord shall be deemed not to be given until the Landlord has received such deed duly executed by the relevant persons

7.4    Resolution of Differences

       Any matter (other than a matter of construction or law) on which a dispute or difference arises between the Landlord and the Tenant which these presents refer to this sub-clause for settlement shall be determined by an independent chartered surveyor agreed between them or in default of agreement appointed on the application of either of them by the President for the time being of the Royal Institution of Chartered Surveyors and a dispute or difference upon a matter of construction or law shall be determined as hereinbefore provided by senior counsel to be appointed in the absence of agreement as aforesaid by the President for the time being of the Law Society Any such surveyor or senior counsel shall act as an expert not arbitrator his determination of the matter shall be final and conclusive and his fees shall be borne as he directs and he shall afford the opportunity to the Landlord and the Tenant to make representations to him

7.5    Compensation

       Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises or any part thereof any compensation whether under the Landlord and Tenant Act 1954 as amended by the Law of Property Act 1969 or otherwise howsoever

7.6    Tenant's Goods Left in Premises

       If at such time as the Tenant has vacated the Demised Premises after the determination of the Term either by effluxion of time or otherwise any property of the Tenant remains in or on the Demised Premises and the Tenant fails to remove the same within twenty eight days after being requested by the Landlord so to do by a notice in that behalf then and in such case the Landlord may as the agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act in that behalf) sell such property (without being responsible for ensuring that the sale price is the best price obtainable) and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant PROVIDED THAT the Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this sub-clause

7.7    Service of Notices

       In addition to any other prescribed mode of service any notice hereunder shall be validly served if served in accordance with Section 196 Law of Property Act 1925 as amended by the Recorded Delivery Act 1962 provided that in the case of the Tenant if there shall be more than one to any of them so that service on any one of the Tenant shall be good service on all or in the case of the Landlord Tenant and any surety if sent to it him or any of them by post or left at the last known address or addresses of it him or any of them in Great Britain and any notice sent by post shall be conclusively deemed to have been served twenty four hours after the same was posted

7.8    Exclusion of Implied Easements

       The Tenant shall not be entitled to any right easement liberty privilege or advantage whatsoever other than those expressly granted herein and no further right easement liberty privilege or advantage of any kind shall be implied herein whether by statutory implication or otherwise howsoever

7.9    Superior leases

       All of the rights powers and privileges of the Landlord shall be exercisable by any superior landlord and where the consent to act of the Tenant is required from the Landlord hereunder the grant of such consent by the Landlord shall (if requisite under any superior lease) be subject also to the consent of the relevant superior landlord

7.10   No Restriction on use of Adjoining Land

       Nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or buildings of the Landlord or any superior landlord not comprised in this Lease or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any agreement covenant condition or stipulation entered into by any lessee or tenant of the Landlord in respect of property not comprised in this Lease or shall operate to prevent or restrict in any way the development of any land not comprised in this Lease so long as the light or air enjoyed by the Demised Premises is not thereby materially obstructed or diminished

7.11   No Warranty as to Permitted Use

       Nothing herein contained or implied shall be taken to be a covenant warranty or representation by the Landlord that the Demised Premises can lawfully be used for any particular purpose

7.12   Denial of Waiver

       No demand for or acceptance of rent by the Landlord or anyone on its behalf nor any other act or conduct consonant with a continuance of the tenancy whether or not made with knowledge of any breach of covenant or obligation by the Tenant shall constitute a waiver in whole or in part of such breach which shall be deemed to be a continuing breach and neither the Tenant nor any successor to the Tenant may set up any such demand acceptance act or conduct as a defence in any action for forfeiture or otherwise Each of the covenants by the Tenant herein shall continue in full effect notwithstanding that the Landlord may have waived any former breach of the same by the Tenant or may have waived any similar obligation of any other person

7.13   Exclusion of set off

       Any payment due from the Tenant or Surety to the Landlord hereunder whether by way of rent or otherwise shall be paid without any set off deduction or counterclaim whatsoever

7.14   Rights of Access

       Rights of access reserved or allowed to the Landlord shall be exercisable as well by any superior landlord or any mortgagee of any interest of the Landlord or any superior landlord or both as by the Landlord and shall permit access by any persons authorised by the Landlord any superior landlord or such mortgagee including agents advisers contractors workmen and others whether with or without equipment and materials.

7.15   Consents and Approvals

       Consents and approvals required of the Landlord hereunder shall if the Landlord so requires be required equally from any mortgagee or superior landlord but nothing herein contained shall be construed as implying that any mortgagee or superior landlord is obliged not to unreasonably withhold its consent or approval (save as expressly specified herein)

7.16   Exclusion of Landlord and Tenant Act 1954

       Having been authorised to do so by an Order of the Mayor's and City of
       Landlord Court made on the          day of           1996 under the
       provisions of Section 38(4) Landlord and Tenant Act 1954 (as amended by
       Section 5 Law of Property Act 1969) the Landlord and the Tenant hereby agree that the provisions of Sections 24 to 28 (inclusive) of the said Act shall be excluded in relation to the tenancy hereby created

8.     SURETY COVENANTS

8.1 The Surety in consideration of the demise hereinbefore contained being made by the Landlord at the request of the Surety herein covenants with and guarantees to the Landlord as more particularly specified in the Fourth Schedule

8.2 The consent of the Surety shall not be required to the assignment by the Landlord or its successors in title of the benefit of the covenants and guarantees on the part of the Surety herein contained

9.     JURISDICTION

The proper law of these presents is English law. The parties hereby agree declare and irrevocably consent that the courts of England and Wales are in all respects convenient as a forum for the exercise of jurisdiction in respect of the Lease and the parties each irrevocably submit to the non-exclusive jurisdiction of such courts

IN WITNESS whereof the parties hereto have executed this instrument as a deed and have delivered it upon dating it

                               THE FIRST SCHEDULE
                              The Demised Premises

ALL THOSE offices and premises situate on the second floor of the Building which Demised Premises are for the purposes of identification only shown edged red on the plan annexed hereto marked "Plan 1" which shall include where they exist and where the context so admits for the purpose of obligation as well as grant:

(a) the tiles the plaster work and the coverings of the main walls and of the ceilings including all suspended ceilings and all ornamental or architectural features

(b)         all internal non load-bearing walls and internal partitioning

(c) the boards and screed of floors and any floor sealants coverings carpets and carpet tiles in the Demised Premises provided by or at the cost of the Landlord

(d) all windows the internal surface of all external window frames the whole of all internal window frames all doors and door frames and window and door furniture and all glass therein

(e) all Conducting Media exclusively serving the Demised Premises up to the point of connection with the common or public system

(f) all fire prevention and detection equipment all fire fighting equipment alarms and fire sprinklers and any intruder alarms therein save in so far as the same are part of the common system forming part of services relating to the Building

BUT EXCLUDING all parts of the structural parts loadbearing parts framework foundations and joists of the Building and the Plant Conducting Media and machinery within but not exclusively serving the Demised Premises

                               THE SECOND SCHEDULE

                         Rights included in the Demise

1. The sole and exclusive right (subject to the extent that the Carparking Spaces are affected thereby to the right of the Southern Electricity Board to lay use inspect maintain repair relay supplement and remove cables and ducts for the transmission and distribution of electricity and the necessary ducts pipes and other apparatus appurtenant thereto granted by an Underlease dated 30th October 1989 and made between the Superior Landlord (1) and Southern Electricity Board (2)) to use the Carparking Spaces together with the right in common with the Landlord any person authorised by the Landlord and all other persons entitled thereto on foot or with vehicles for all purposes connected to the use of the Demised Premises to pass and repass to and from the Demised Premises or any part thereof and to and from the Carparking Spaces or any part thereof over and along the road or way shown coloured blue on the plan annexed hereto marked "Plan 1" and the accessways to the Carparking Spaces

2. Subject to such security arrangements as the Landlord reasonably considers appropriate the right in common with the Landlord and any person authorised by the Landlord and all other persons entitled thereto to use (i) the entrance doors halls and passages leading to the Demised Premises for the purposes of ingress and egress to and from the Demised Premises and the toilets and washroom facilities situate on the first and second floors of the Building and (ii) the toilets and washroom facilities situate on the first and second floor of the Building AND PROVIDED ALWAYS that the Tenant exercises its right to use the toilet and washroom facilities on the first floor of the Building in a proper manner and does not thereby cause a nuisance to the Landlord.

3. The right of free passage of water and soil gas electricity fuel oil telecommunications and other electrical impulses serving the Demised Premises through the Conducting Media now or during the Term laid under through or across the Building or the Common Areas

4. Full right of support shelter and protection either now or intended to be enjoyed in connection with the Demised Premises

5. The right in common with all other persons entitled thereto to use the Common Areas for all purposes

                               THE THIRD SCHEDULE
                                     Part I

Particulars of rights excepted and reserved unto the Landlord

1. Full right of support shelter and protection either now or intended to be enjoyed in connection with the Building and any other building or structure erected or to be erected over or under Demised Premises

2. Full and free right of passage of water and soil gas electricity fuel oil telecommunications and other electric impulses from and to all other parts of the Estate and adjoining or neighbouring buildings premises and land whether belonging to the Landlord or not through the Conducting Media now or during the Term laid under through or across the Demised Premises Together with the right of entry onto the Demised Premises for the Landlord with or without workmen and others at all reasonable times upon not less than forty-eight hours' prior written notice (except in case of emergency) for the purpose of inspecting maintaining renewing replacing and relaying and making connections with any of the Conducting Media and laying moving and maintaining new Conducting Media the person or persons exercising such right causing as little damage and inconvenience as possible to the Demised Premises and making good all damage thereby occasioned

3. Full and free right to build on or alter any building on the Estate (save for the Demised Premises) or other adjoining premises of the Landlord and to use such adjoining premises for any purpose provided the same does not materially affect or interfere with the passage of light and air to the Demised Premises

4. The right to enter upon the Demised Premises for all or any of the purposes mentioned in this Underlease and for all purposes relative to the services provided by the Landlord and for any purpose that is in the opinion of the Landlord necessary to enable it to comply with any of the covenants on the part of the lessee and the conditions contained in the Superior Lease the person or persons so entering causing as little damage and inconvenience as possible to the Demised Premises and make good all damage thereby occasioned

5. All other easements or other rights in the nature of easements or quasi-easement now enjoyed by any adjoining or neighbouring property


                                     Part II

Particulars of Matters to which the Demised Premises are subject

The exceptions and reservation contained in (a) the Superior Lease and (b) a lease dated 6th October 1989 made between Wycombe District Council (1) and Amec Properties Limited (2) so far as the same affect the Demised Premises


                               THE FOURTH SCHEDULE
                             The Surety's Covenants

1. The Surety hereby covenants with by way of full indemnity and also guarantees to the Landlord and without the need for express assignment to the successors in title of the Landlord that the Tenant will at all times during the Term pay the rents and all other payments agreed to be paid by the Tenant in this Lease at the respective times and in manner appointed for payment thereof and will also duly perform and observe and keep the several covenants and stipulations on the part of the Tenant contained in this Lease (as well after as before any disclaimer of this Lease) and that the Surety will pay and make good to the Landlord all losses costs damages and expenses sustained by the Landlord through the default of the Tenant in respect of the before mentioned matters PROVIDED ALWAYS that any neglect forbearance or delay in endeavouring to obtain payment of such rents and payments as and when the same become due or in taking steps to enforce performance or observance of the several covenants and stipulations on the part of the Tenant in this Lease or any variation in this Lease (including any consents given or licences granted) or the transfer of the reversion or the assignment hereof or the release of any Surety or any time which may be given or any other act omission or thing whereby (but for this provision) the Surety might be released or exonerated shall not release or in any way lessen or affect the liability of the Surety under the guarantee on the part of the Surety herein contained and the Surety hereby covenants with the Landlord that it will not do or omit to do anything by way of registration of land charges or otherwise howsoever that may prejudice the enforceability by the Landlord of the covenants on the part of the Surety herein contained


2. The Surety hereby further covenants as aforesaid with the Landlord that:

            (a) if the Tenant (being a company) shall go into liquidation and the liquidator shall disclaim this Lease or

            (b) if the Tenant (being a company) shall be dissolved and the Crown shall disclaim this Lease or

            (c) if the Tenant (being an individual) shall become bankrupt and the trustee in bankruptcy shall disclaim this Lease or

            (d) if this Lease shall be forfeited under the provisions in that behalf hereinbefore contained or

            (e) if the Tenant (being a company) shall cease for any reason to be registered with the registrar of companies then this schedule shall remain in full force and effect notwithstanding such disclaimer or forfeiture and the Landlord may within 3 months after any such disclaimer forfeiture or cessation by notice in writing require the Surety to accept a new Lease of the Demised Premises for a term equivalent to the residue which if there had been no disclaimer forfeiture or cessation would have remained of the Term granted by this Lease at the same Rent and subject to the like covenants and conditions (including those as to the review of rent) as are reserved by and

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

            contained in this Lease the said new Lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer forfeiture or cessation and in such case the Surety shall pay the Landlord's costs of and accept such new Lease accordingly and will execute and deliver to the Landlord a counterpart thereof

3. If the Landlord shall not require the Surety to take a new Lease of the Demised Premises pursuant to paragraph 2 of this schedule the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the Rent and all other payments and outgoings that would have been payable under this Lease but for the disclaimer or other event as aforesaid in respect of the period from and including the date of the disclaimer or other event as aforesaid until the expiration of 6 months therefrom or until the Demised Premises shall have been re-let by the Landlord (whichever shall first occur)

4. The Surety waives any right it may have of first requiring the Landlord to proceed against or claim payment from the Tenant and the Surety agrees to subordinate and does hereby subordinate any and all claims the Surety may have against the Tenant existing now or arising later (whether in respect of payment made under this schedule or otherwise) to any and all claims by the Landlord


Signed as a deed by SEAGATE )
TECHNOLOGY INC acting by    )
its authorised signatory:-  )



              Authorised Signatory
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

Signed as a deed by         )
INNOVEX HOLDINGS LIMITED    )
acting by:-                 )


                 Director

                 Director/Secretary

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